Exhibit 10.24

THE SECURITIES EVIDENCED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

January 10, 2011

WARRANT TO PURCHASE COMMON STOCK

OF

PUBLIC MEDIA WORKS, INC.

FOR VALUE RECEIVED, during the Exercise Period, and subject to the terms and conditions herein set forth, the holder set forth on the signature page hereto (“Holder”), is entitled to purchase from Public Media Works, Inc., a Delaware corporation (the “Company”), prior to the Termination Date, at a price per share equal to the Exercise Price, the Warrant Stock (subject to adjustments as described below) upon exercise of this Warrant pursuant to Section 4 hereof. This Warrant is being issued in connection with the Subscription Agreement (the “Agreement”) between Holder and the Company of even date herewith.

1. Certain Definitions. The following definitions shall apply for purposes of this Warrant.

(a) “Common Stock” shall mean the common stock of the Company.

(b) “Exercise Period” shall mean the period commencing as of the date above and ending on the Termination Date.

(b) “Exercise Price” means one dollar ($1.00) subject to adjustments as described below.

(c) “Holder” shall mean the holder identified on the signature page hereto, and its successors and assigns.

(d) “Termination Date” shall mean the three (3) year anniversary of the date of this Warrant.

(e) “Warrant” means this Warrant and any warrant(s) delivered in substitution or exchange therefor, as provided herein.

(f) “Warrant Stock” means 172,406 shares of Common Stock, subject to adjustments as described below.

2. Adjustments and Notices. The Exercise Price shall be subject to adjustment from time to time in accordance with the following provisions:

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(a) Subdivision, Stock Dividends or Combinations. In case the Company shall, at any time, subdivide the outstanding shares of the Common Stock or shall issue a stock dividend with respect to the Common Stock, the Exercise Price in effect immediately before such subdivision or the issuance of such dividend shall be proportionately decreased and the number of shares of Warrant Stock shall be proportionately increased, and in case the Company shall at any time combine the outstanding shares of the Common Stock, the Exercise Price in effect immediately before such combination shall be proportionately increased and the number of shares of Warrant Stock shall be proportionately decreased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

(b) Reclassification, Exchange, Substitution, In-Kind Distribution. Upon any reclassifications, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise of this Warrant or upon the payment of a dividend in securities or property other than Common Stock, the Holder shall be entitled to receive, upon exercise of this Warrant, the number and kind of securities and property that Holder would have received for the Warrant Stock if this Warrant had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 2 including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

(c) Notice. Upon any adjustment of the Exercise Price and any increase or decrease in the number of shares of the Common Stock purchasable upon the exercise of this Warrant, then, and in each such case, the Company, as promptly as practicable thereafter, shall give written notice thereof to the Holder of this Warrant at the address of such Holder as shown on the books of the Company which notice shall state the Exercise Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each, if possible. The Company further agrees to notify the Holder of this Warrant in writing of a reorganization, merger, sale, voluntary dissolution, liquidation or winding-up of the Company, or upon the Company’s taking of a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, at least twenty (20) days prior to the effective date thereof.

(d) Fractional Shares. No fractional shares shall be issuable upon exercise of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

3. No Stockholder Rights. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a stockholder of the Company.

4. Exercise of Warrant. This Warrant may be exercised in whole or in part (but in any event in minimum increments of 10,000 shares) by the Holder, during the Exercise Period, as applicable, and before the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed, at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Exercise Price in cash or by cashier’s check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately before the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as Holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise, which shares shall be duly and validly issued. If the Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of the Warrant upon such exercise, the Company will execute and deliver a new Warrant of like tenor in the name of the Holder, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

6. Issuance of Stock. The Company covenants that all shares that may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

7. Amendments. Any term of this Warrant may be amended with the written consent of the Company and the Holder. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

8. No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against impairment.

9. Reservation of Stock Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, a number of shares of Common Stock equal to the total number of shares of Common Stock from time to time issuable upon exercise of this Warrant.

10. Miscellaneous. This Warrant shall be governed by the laws of the State of California, without regard for the conflicts of law provisions of the State of California or of any other state. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last

Holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail. This Warrant may only be assigned by Holder upon receipt of the written consent of the Company. This Warrant may be executed in any number of counterparts and may be delivered by facsimile transmission or by electronic transmission in PDF format, all of which taken together shall constitute a single instrument.

11. Investor Representations. Holder represents and warrants to the Company that the representations set forth in Attachment 2 are true and correct as of the date of this Warrant.

COMPANY:

Public Media Works, Inc.

By:	/s/ Ed Roffman
Ed Roffman, CFO

HOLDER:

/s/ George Mainas
George Mainas

[Signature Page to PMW Warrant]

Attachment 1

NOTICE OF EXERCISE

TO:	Public Media Works, Inc.

1. The undersigned hereby elects to purchase              shares of the Warrant Stock of Public Media Works, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

Dated:

(Typed or Printed Name)

By:
(Signature)

(Title)

(Address)

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Attachment 2

INVESTMENT REPRESENTATION STATEMENT

Warrant and Warrant Shares (as defined in the attached Warrant) of

Public Media Works, Inc.

In connection with the purchase of the above-referenced securities, the undersigned hereby represents to Public Media Works, Inc., a Delaware corporation (the “Company”), as follows:

(a) The Warrant and Warrant Stock to be received upon the exercise of the Warrant (the “Securities”) will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling. By executing this investment representation statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell to any third person the Warrant or any Securities issuable upon exercise of the Warrant.

(b) The undersigned understands that the Warrant and the Securities at the time of issuance may not be registered under the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the undersigned’s representations set forth herein.

(c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company’s counsel to the effect that (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

(d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this investment representation statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, meets the requirements and qualifies as an “Accredited Investor” as defined in Rule 501(a) under the Regulation D promulgated under the Act, and has the ability to bear the economic risks (including the risk of a total loss) of its investment.

(e) The undersigned has had the opportunity to review the Company’s public filings filed with the Securities and Exchange Commission (the “SEC Filings”). The undersigned has not been furnished any literature other than the SEC Filings and is not relying on any information, representation or warranty by the Company or any of its affiliates or agents, other than information contained in the SEC Filings, in determining whether to receive the Warrants or purchase the Warrant Shares. To the full satisfaction of the undersigned, the undersigned has been furnished any materials the undersigned has requested relating to the Company and the undersigned has been afforded the opportunity to ask questions of management of the Company concerning the Company.

(f) The undersigned has consulted to the extent deemed appropriate by the undersigned with its own advisers as to the financial, tax, legal and related matters concerning an investment in the Company and on that basis believes that an investment in the Company is suitable and appropriate for the

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undersigned. The undersigned acknowledges that legal counsel to the Company does not represent the undersigned, and that legal counsel to the Company shall owe no duties directly to the undersigned.

(g) The undersigned either has a pre-existing personal or business relationship with the Company or its officers, directors or controlling persons, or by reason of the undersigned’s business or financial experience, or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, have the capacity to protect their own interests in connection with the issuance of the Warrant and purchase of the Warrant Shares.

(h) The principal residence of the undersigned is in the jurisdiction indicated below the undersigned’s signature hereto, or if the undersigned is a corporation, partnership, trust or other entity, such Investor is organized and qualified under the law of the state indicated below.

(i) The undersigned acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a “broker’s transaction” or in transactions directly with “market makers” and the number of shares being sold during any three-month period not exceeding specified limitations.

Dated:

(Typed or Printed Name)

By:
(Signature)

(Title)

Address (Street, City, State, Zip)

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